EXHIBIT 10.46



                            SHARE EXCHANGE AGREEMENT

MADE EFFECTIVE AS OF THE 7th DAY OF AUGUST 2000 (the "Effective Date"),

BETWEEN: E*Comnetrix Inc. (formerly, USV Telemanagement, Inc.), a company incorporated under the laws of the Canada and having an office at 100 Shoreline Highway, Building B, Suite 386, Mill Valley, CA 94941 ("E*Comnetrix");

AND:      JOSEPH KARWAT  ("Karwat"),  of 1868 Drake Street , Oakland,  CA 94611,
       and the shareholders who execute and deliver this Agreement;

         (collectively, the "Shareholders" and individually, a "Shareholder");

AND:      EXSTREAM DATA, INC., a California  corporation having an office at 180
       Grand Avenue, Suite 450, Oakland, California 94612 ("EXSTREAM");

WHEREAS:
A. The authorized share capital of EXSTREAM consists of 5,000,000 shares of common stock of which 570,317 are issued and outstanding (each an "EXSTREAM Share" and collectively, the "EXSTREAM Shares").

B. EXSTREAM has granted stock options (the "Options") exercisable to acquire 38,355 EXSTREAM Shares, to the persons and subject to the vesting, exercise and expiry terms set forth on Schedule B, attached hereto and incorporated by this reference. EXSTREAM has granted no warrants or other securities convertible into its common stock;

C. Each Shareholder legally and beneficially owning the number of shares and the percentage of the issued and outstanding EXSTREAM Shares, set beside such shareholder's on Schedule A; attached hereto and incorporated by this reference;

D. The Shareholders legally and beneficially own Moving Bytes, Inc., a Nevada corporation ("Moving Bytes") and will transfer to E*Comnetrix ownership of Moving Bytes prior to the Share Exchange;

E. The Shareholders and E*Comnetrix have agreed to exchange the EXSTREAM Shares for common shares of E*Comnetrix, on the terms and conditions described in this Agreement (the "Share Exchange"); and

F.       Certain   Shareholders   set  forth  on   Schedule   C  (the   "Pooling
         Shareholders") will place a total of 1,400,000 common shares of E*Comnetrix, in the amounts set forth beside each Pooling Shareholder's name, into escrow under the terms of an Escrow Agreement (the "Escrow Agreement"), attached hereto as Exhibit 1.3, to compensate E*Comnetrix pursuant to the indemnification obligations of EXSTREAM.

NOW, THEREFORE, in consideration of the covenants and representations set forth herein, and for other good and valuable consideration, the parties agree as follows:

1.   SHARE EXCHANGE

     1.1 Subject to the terms and conditions of this Agreement, the Shareholders shall transfer at least Fifty One (51%) of the EXSTREAM Shares to E*Comnetrix in exchange for common shares of E*Comnetrix (the "E*Comnetrix Shares"), each one EXSTREAM Share shall be exchanged for 5.25 E*Comnetrix Shares (the "Exchange Ratio") with any fractional E*Comnetrix Shares rounded down to the nearest whole share.

     1.2 Except as expressly noted otherwise, the transactions contemplated under this Agreement shall be completed (the "Completion") at the offices of E*Comnetrix at 100 Shoreline Hwy., Ste. 386B, Mill Valley, California 9494 or at such other place as may be agreed between the parties, at 5 p.m. local time in Pacific time, or at such other time as may be agreed between the parties, (the "Time of Closing") on or before September 15, 2000, or on such other date as may be agreed between the parties (the "Closing Date").

     1.3 At the Closing Date, E*Comnetrix shall agree to assume all of the Options then outstanding, whether vested or unvested. EXSTREAM shall cause the holders of EXSTREAM Options to consent to the assumption of the Options by E*Comnetrix in a letter addressed to E*Comnetrix in substantially the form attached hereto as Exhibit 1.2. Each such Option so assumed by E*Comnetrix under this Agreement shall be governed by, and shall be subject to, the terms and conditions set forth in the documents governing such Option as such documents may be amended prior to the Closing, except that (i) such Option will be exercisable for that number of whole E*Comnetrix Shares equal to the product of the number of shares of the EXSTREAM Shares that were issuable upon exercise of such Option immediately prior to the Closing multiplied by the Exchange Ratio and rounded down to the nearest whole number of E*Comnetrix Shares, and (ii) the per share exercise price for the E*Comnetrix Shares issuable upon exercise of such assumed Option will be equal to the quotient determined by dividing the exercise price per share of the EXSTREAM Shares at which such Option was exercisable immediately prior to the Closing by the Exchange Ratio, rounded up to the nearest whole cent, and (iii) such Option terms and condition may be amended to comply with the E*Comnetrix 2000 stock option plan (the "E*Comnetrix Stock Option Plan"). Within 10 business days after the Closing, E*Comnetrix will issue to each person who, immediately prior to the Closing was a holder of an outstanding Option a document consistent with this Agreement and such Option evidencing the foregoing assumption of such Option by E*Comnetrix. E*Comnetrix shall use its reasonable best efforts to qualify such Option under the E*Comnetrix Stock Option Plan.

     1.4 As soon as practicable after the Closing Date, E*Comnetrix shall cause to be delivered to the Escrow Agent (as defined in the Escrow Agreement attached hereto as Exhibit 1.3) certificates representing a total of 1,400,000 E*Comnetrix Shares, which shall be registered in the name of the Escrow Agent as nominee for each of the Pooling Shareholders in the amounts set forth beside such Pooling Shareholder's name on Schedule C.

2.   CONDITIONS PRECEDENT

     2.1 E*Comnetrix's obligations to carry out the terms of this Agreement and to complete its transactions contemplated under this Agreement are subject to the fulfilment to the satisfaction of E*Comnetrix of each of the following conditions that:

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


     (a) as of the Time of Closing, each of the Shareholders and EXSTREAM (collectively, the "EXSTREAM Group") shall have complied with all of their respective covenants and agreements contained in this Agreement;

     (b) at Closing, the EXSTREAM Group shall transfer, or will cause to be transferred, to E*Comnetrix at least Fifty One percent (51%) of the issued and outstanding EXSTREAM Shares (the percentage of the issued and outstanding EXSTREAM Shares exchanged shall be referred to as the "Exchange Percentage");

     (c) as of the Time of Closing, the EXSTREAM Group shall have transferred, or will cause to be transferred, to E*Comnetrix a percentage of the issued and outstanding shares of Moving Bytes, Inc., a Nevada corporation, equal to the Exchange Percentage;

     (d) as of the Time of Closing, the representations and warranties of each of the EXSTREAM Group contained in this Agreement or contained in any certificates or documents delivered by any of them pursuant to this Agreement shall be completely true as if such representations and warranties had been made as of the Time of Closing;

     (e) EXSTREAM shall have presented to E*Comnetrix audited financial statements for the year ended December 31, 1999, and interim financial statements for the fiscal period ended June 30, 2000, each to the reasonable satisfaction of E*Comnetrix;

     (f) EXSTREAM shall have obtained from each holder of the Options written consent (in the form reasonably acceptable to E*Comnetrix) to the assumption of the Options by E*Comnetrix;

     (g) EXSTREAM shall have obtained from each member of its Board of Directors, except for Karwat, a letter of resignation from the Board of Directors of EXSTREAM effective with the Completion (in the form reasonably acceptable to E*Comnetrix);

     (h) Each of the Pooling Shareholders, E*Comnetrix and the Escrow Agent shall have executed and delivered the Escrow Agreement; and

     (i) E*Comnetrix shall have received an opinion from legal counsel of EXSTREAM dated as of the Closing Date, addressed to E*Comnetrix, in substantially the form attached hereto as Exhibit 2.1(i).

The conditions set forth above are for the exclusive benefit of E*Comnetrix and may be waived by E*Comnetrix in whole or in part at any time at or before the Time of Closing.

     2.2 The Shareholders' obligations to carry out the terms of this Agreement and to complete the transactions contemplated under this Agreement are subject to the fulfilment to their satisfaction of each of the following conditions that:

     (a) as of the Time of Closing, E*Comnetrix shall have complied with all of its covenants and agreements contained in this Agreement; and

     (b) as of the Time of Closing, the representations and warranties of E*Comnetrix contained in this Agreement or contained in any certificates or documents delivered by it pursuant to this Agreement shall be completely true as if such representations and warranties had been made by E*Comnetrix as of the Time of Closing.

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

The conditions set forth above are for the exclusive benefit of the Shareholders and may be waived by the Shareholders in whole or in part at or before the Time of Closing.

     2.3 The parties acknowledge and agree each with the other that this Agreement and all of the transactions contemplated under this Agreement are subject to receipt of any regulatory approvals that may be required under applicable laws. If any such approvals are required but are not obtained by the Closing Date, then this Agreement shall terminate and be of no further force or effect.

3.   COVENANTS, AGREEMENTS AND ACKNOWLEDGEMENTS

     3.1 Each of the EXSTREAM Group jointly and severally covenants and agrees with E*Comnetrix that each of the EXSTREAM Group shall:

     (a) from and including the Effective Date through to and including the Time of Closing, permit E*Comnetrix, through its directors, officers, employees and authorized agents and representatives, at E*Comnetrix's own cost, full access to the books, records and property of EXSTREAM including, without limitation, all of the assets, contracts, correspondence, accounts and minute books of EXSTREAM, so as to permit E*Comnetrix to make such investigation ("E*Comnetrix's Investigation") of EXSTREAM as E*Comnetrix considers advisable;

     (b) provide to E*Comnetrix all such further documents, instruments and materials and do all such acts and things as may be required by E*Comnetrix to obtain any regulatory approvals that may be required under applicable laws;

     (c) from and including the Effective Date through to and including the Time of Closing, do all such acts and things that may be necessary to ensure that all of the representations and warranties of each of the EXSTREAM Group contained in this Agreement or any certificates or documents delivered by any of them pursuant to this Agreement remain true and correct;

     (d) from and including the Effective Date through to and including the Time of Closing, preserve and protect all of the goodwill, assets, business and undertaking of EXSTREAM and, without limiting the generality of the foregoing, carry on the development of the assets of EXSTREAM in a reasonable and prudent manner; and

     (e) from and including the Effective Date through to and including the Time of Closing, keep confidential all discussions and communications (including all information communicated therein) between the parties, and all written and printed materials of any kind whatsoever exchanged by the parties, except only any information or material that:

          (i) was in the public domain at the time of disclosure to a party (the "Recipient");

          (ii) was  already  in  the  possession  of  the  Recipient   prior  to
               disclosure, as demonstrated by the Recipient through tangible evidence;

          (iii)subsequently enters the public domain through no fault of the Recipient or any officer, director, employee or agent of the Recipient; or

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

          (iv) is required to be disclosed by law or by a court or regulatory authority of competent jurisdiction;

          and, if so requested by E*Comnetrix, each of the EXSTREAM Group shall arrange for any director, officer, employee, authorized agent or representative of any member of the EXSTREAM Group to enter into, and each of the EXSTREAM Group themselves shall enter into, a non-disclosure agreement with E*Comnetrix in a form acceptable to E*Comnetrix acting reasonably.

     (f) not issue any shares or other securities of EXSTREAM or any of its subsidiaries;

     (g) not declare, pay, authorise or make any dividend, payment or distribution of any kind or nature to its shareholders or redeemed or purchased or otherwise acquire any of its capital stock or agree to do so;

     (h)  not waive any rights of material value;

     (i) not enter into any transaction or into any contracts or agreements or modifications or cancellations thereof, other than in the ordinary course of business;

     (j) not make or authorise any payment to officers, directors or employees in their capacity as such except in the ordinary course of business and at rates of salary, bonus or other remuneration consistent with remuneration of previous years; and

     (k) not use any funds other than in the ordinary course of business as theretofore carried on.

3.2 Each of the EXSTREAM Group jointly and severally covenants and agrees with E*Comnetrix that, from and including the Effective Date through to and including the Time of Closing, each of the EXSTREAM Group shall not:

     (a) do any act or thing that would render any representation or warranty of any of the EXSTREAM Group contained in this Agreement or any certificates or documents delivered by any of them pursuant to this Agreement untrue or incorrect; nor


     (b) sell, encumber or dispose of, or negotiate with any other person in respect of a sale, encumbrance or disposition of, the EXSTREAM Shares or any other shares, goodwill, assets, business or undertaking of EXSTREAM.

3.3 Each of the EXSTREAM Group jointly and severally acknowledges to and agrees with E*Comnetrix that E*Comnetrix's Investigation shall in no way limit or otherwise adversely affect the rights of E*Comnetrix as provided for hereunder in respect of the representations and warranties of each of the EXSTREAM Group contained in this Agreement or in any certificates or documents delivered by any of them pursuant to this Agreement.

3.4 E*Comnetrix covenants and agrees with the EXSTREAM Group that E*Comnetrix shall:

     (a) use its reasonable best efforts to obtain any regulatory approvals for this Agreement and the transactions contemplated hereunder required by applicable laws on or before the Closing Date;

     (b) from and including the Effective Date through to and including the Time of Closing, do all such acts and things that may be necessary to ensure that all of the representations and warranties of E*Comnetrix contained in this Agreement or in any certificates or documents delivered by it pursuant to this Agreement remain true and correct;

     (c) use its reasonable best efforts to assume the Options as applicable, under the E*Comnetrix Stock Option Plan, and to cause the E*Comnetrix Stock Option Plan to be registered on Form S-8 under the Securities Act of 1933, as amended (the "1933 Act");

     (d) from and including the Effective Date through to and including the Time of Closing, subject to its legal reporting obligations, keep confidential all discussions and communications (including all information communicated therein) between the parties, and all written and printed materials of any kind whatsoever exchanged by the parties, except only any information or material that:

          (i) was in the public domain at the time of disclosure to a party (the "Recipient");

          (ii) was  already  in  the  possession  of  the  Recipient   prior  to
               disclosure, as demonstrated by the Recipient through tangible evidence;

          (iii)subsequently enters the public domain through no fault of the Recipient or any officer, director, employee or agent of the Recipient; or

          (iv) is required to be disclosed by law or by a court or regulatory authority of competent jurisdiction; and

          and, if so requested by EXSTREAM, E*Comnetrix shall arrange for any director, officer, employee, authorized agent or representative of E*Comnetrix to enter into, and E*Comnetrix itself shall enter into, a non-disclosure agreement with EXSTREAM in a form acceptable to EXSTREAM acting reasonably.

     3.5 E*Comnetrix covenants and agrees with the EXSTREAM Group that, from and including the Effective Date through to and including the Time of Closing, E*Comnetrix shall not do any act or thing that would render any representation or warranty of E*Comnetrix contained in this Agreement or any certificates or documents delivered by it pursuant to this Agreement untrue or incorrect.

4.   REPRESENTATIONS AND WARRANTIES


     4.1 For the Purposes of this Section 4, an individual will be deemed to have "Knowledge" of a particular fact or other matter if:

     (a) such individual is actually aware of such fact or other matter at the time in question; and

     A person (other than an individual) will be deemed to have "Knowledge" of a particular fact or other matter if any individual who is serving as a director, officer, partner, executor, or trustee of such Person (or in similar capacity) has, or at any time had, "Knowledge" of such fact or other matter.

     4.2 In order to induce E*Comnetrix to enter into this Agreement and complete its transactions contemplated hereunder, Exstream and each of the Shareholders, to the best of such Shareholder's Knowledge, represents and warrants to E*Comnetrix that:

     (a)  EXSTREAM was duly incorporated under the laws of California and:

          (i) is not a "reporting company" within the meaning of Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not subject to any statutory registration or filing requirements applicable to public reporting companies;

          (ii) has the power, authority and capacity to enter into this Agreement and carry out its terms; and

          (iii)is in good standing with respect to the filing of all annual reports required under the laws of California;

     (b)  the Directors and Officers of EXSTREAM are as follows:

          (i)  Joseph Karwat - Director, President, and Chief Financial Officer;

          (ii) Tom Goren - Director and Secretary;

          (iii) Robert Dumper - Director;

          (iv) Isaac Raichyk - Director;

          (v)  John Van Dyke - Director.

     (c) the authorized and issued share capital of EXSTREAM is as set forth in Recital A of this Agreement;

     (d) except for the EXSTREAM Shares, there are no documents, instruments or other writings of any kind whatsoever which constitute a security of EXSTREAM and, except as is provided for by operation of this Agreement, there are no options, agreements or rights of any kind whatsoever to acquire directly or indirectly any other shares of EXSTREAM;

     (e) Attached hereto as Exhibit 4.2(e) are the true, accurate and correct Articles of Incorporation and Bylaws of EXSTREAM, as amended (the "Corporate Documents"), which have not been altered, and a certificate of good standing for EXSTREAM as issued by the State of California and dated within thirty (30) days of the Closing Date;

     (f) all of the material transactions of EXSTREAM which are required to be recorded or filed in or with the books or records of EXSTREAM have been promptly and properly so recorded or filed and the minute books of EXSTREAM contain all records of the meetings and proceedings of the shareholders and directors of EXSTREAM its incorporation;

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

     (g) EXSTREAM hold all licences and permits that are required for carrying on its business in the manner in which such business has been carried on;

     (h) EXSTREAM is the registered and beneficial owner of all rights, title and interest in and to all tangible and intangible property (collectively the "Assets") associated with all business carried on by EXSTREAM, including without limitation the internet domain names "Exdata.com", "EXSTREAMdata.com", "Movingbytes.com" (the "Domain Names") and the other assets listed on Schedule 4.2(h) to this Agreement, subject only to such qualifications and limitations as are indicated in Schedule 4.2(h);

     (i) EXSTREAM has good and marketable exclusive title to each of the Assets free and clear of all liens, charges and encumbrances of any kind whatsoever save and except those specified as "Permitted Encumbrances" on Schedule 4.2(i) to this Agreement, and in particular, at the
          Closing:

          (i) EXSTREAM will be the sole and exclusive legal and beneficial owner of the Domain Names, free and clear of all encumbrances whatsoever, and will not be a party to or bound by any contract or any other obligation whatsoever that limits or impairs its ability to sell, transfer, assign or convey, or that otherwise affects, the Domain Names;

          (ii) EXSTREAM will be the  registered  owner of the Domain Names,  and all fees or other costs associated with maintaining the registration of the Domain Names will have been paid for the 2000 calendar year and the registration of the Domain Names will be in good standing with InterNIC; and

          (iii)no other person will have been granted any interest in or right to use all or any portion of the Domain Names;

          EXSTREAM owns or has the right to use, without payment to any other person, all intellectual property ("IP") used in its business, or portions thereof, free and clear of all liens or other encumbrances. EXSTREAM has no notice or knowledge of any objection or claim being asserted by any Person with respect to the ownership, validity, enforceability or use of any such IP or challenging or questioning the validity or effectiveness of any license relating thereto. The conduct of EXSTREAM's business, as presently conducted and as proposed to be conducted do not violate, conflict or infringe any contract, license, patent, copyright, trademark, trade secret, or other intellectual property rights, or privacy, publicity or similar rights of any other person. There are no unresolved conflicts with, or pending claims of, any other person, whether in litigation or otherwise, involving the IP, and there are no liens or rights of any other person, including moral rights, which would prevent EXSTREAM from fulfilling its obligations under this Agreement. No activity of any employee of EXSTREAM as or while an employee of EXSTREAM has caused a violation of any trade secret of EXSTREAM;

     (j) each item of machinery and equipment of any kind whatsoever comprised in the Assets is in reasonable operating condition and in a state of reasonable maintenance and repair taking into account its age and use;

     (k) all deposit, savings, investment and brokerage accounts and safety deposit boxes of EXSTREAM are listed on Schedule 4.2(k) attached hereto;

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

     (l) EXSTREAM has the corporate power to own the assets it owns, and to carry on the business carried on by it, and is duly qualified to carry on business in all jurisdictions in which it carries on business;

     (m)  the  financial  statements  of  EXSTREAM  for the  periods  ending  31
          December 1999 and June 30, 2000 (collectively, the "Financial Statements"), copies of which are attached hereto as Schedule 4.2(m) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and are true and correct in every material respect and present fairly and accurately the financial position and results of the operations of EXSTREAM for the periods then ended, and there has been no material adverse change to the financial position of EXSTREAM since the date of the last of the Financial Statements;

     (n) save for any costs and expenses arising in the ordinary course of business, all material outstanding liabilities, whether direct, indirect, absolute, contingent or otherwise, whatsoever of EXSTREAM have been disclosed in writing to E*Comnetrix prior to the Effective Date, and except as otherwise disclosed in writing on Schedule 4.2
          (n), the total liabilities of EXSTREAM do not exceed $300,000 USD.

     (o)  except as set forth on Schedule 4.2(o) of this Agreement:

          (i) no dividends or other distributions of any kind whatsoever on any shares in the capital of EXSTREAM has been made, declared or authorized;

          (ii) no new machinery or equipment of any kind whatsoever has been ordered by, or installed or assembled on the premises of, EXSTREAM;

          (iii)EXSTREAM is not indebted to any of the Shareholders, except in respect of miscellaneous expenses incurred on behalf of EXSTREAM which do not exceed, in the aggregate, US$10,000;

          (iv) none of the Shareholders or any other officer, director or employee of EXSTREAM is indebted or under obligation to EXSTREAM on any account whatsoever; and

          (v) EXSTREAM has not guaranteed or agreed to guarantee any debt, liability or other obligation of any kind whatsoever of any person, firm or corporation of any kind whatsoever;

     (p) since 31 December 1999, and up to the Effective Date except as set forth on Schedule 4.2(p):

          (i) there has not been any material adverse change of any kind whatsoever in the financial position or condition of EXSTREAM, or any damage, loss or other change of any kind whatsoever in circumstances materially affecting the business or Assets of EXSTREAM or the right or capacity of EXSTREAM to carry on its business;

          (ii) EXSTREAM has not waived or surrendered any right of any kind whatsoever of material value;

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

          (iii)except as may be expressly permitted under this Agreement, EXSTREAM has not discharged, satisfied or paid any lien, charge or encumbrance of any kind whatsoever or obligation or liability of any kind whatsoever other than current liabilities in the ordinary course of its business;

          (iv) EXSTREAM has not issued authorised the issuancee of any shares or other securities;

          (v) EXSTREAM has not declared, paid, authorized or made any dividend, payment or distribution of any kind or nature to its shareholders or redeemed or purchased or otherwise acquired any of its capital stock or agreed to do so;

          (vi) EXSTREAM  has not  entered  into  any  transaction  or  into  any
               contracts  or  agreements  or   modifications   or  cancellations
               thereof, other than in the ordinary course of business; and

          (vii)EXSTREAM has not made or authorized any payment to officers, directors or employees in their capacity as such except in the ordinary course of business and at rates of salary, bonus or other remuneration consistent with remuneration of previous years;

     (q) the directors, officers, key employees and independent contractors and consultants of EXSTREAM, and all of their compensation arrangements with EXSTREAM, whether as directors, officers, employees, independent contractors or consultants, are as listed on Schedule 4.2(q) to this Agreement;

     (r) no payments of any kind whatsoever have been made or authorized by EXSTREAM directly or indirectly to or on behalf of any of the Shareholders or any of the directors, officers, key employees, independent contractors or consultants of EXSTREAM except in accordance with those compensation arrangements specified on Schedule 4.2(r) to this Agreement;

     (s) there are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans of any kind whatsoever affecting EXSTREAM other than those, if any, specified on Schedule 4.2(s) to this Agreement;

     (t) EXSTREAM is not now, nor has it ever been, a party to any collective agreement with any labour union or other association of employees of any kind whatsoever, no collective bargaining agent has been certified in respect of EXSTREAM, and there is no application pending for certification of a collective bargaining agent in respect of EXSTREAM;

     (u) the contracts and agreements included on Schedule 4.2(u) to this Agreement to this Agreement (collectively the "Material Contracts") constitute all of the material contracts and agreements of EXSTREAM;

     (v) except as may be noted on the appropriate Schedule to this Agreement, the Material Contracts are in good standing in all material respects and not in default in any respect;

     (w) EXSTREAM has not licensed, leased, transferred, disposed of or encumbered any of the Assets in any way, or permitted any third party access to any of the Assets the value of which may be compromised by such access, including in particular the source code to any computer software, any subscriber lists or any trade secret information included in the Assets, except only in accordance with the terms of the Material Contracts;

     (x) no third party privacy or intellectual property rights, including without limitation, copyright, trade secret or patent rights, were violated in the creation, compilation or acquisition of, or are violated by the use of, any of the Assets by EXSTREAM or by any party through whom EXSTREAM acquired title or a license or to whom EXSTREAM has granted a license in respect of the Assets, and in particular the use of the Domain Names by EXSTREAM does not infringe upon or induce or contribute to the infringement of any intellectual property rights, domestic or foreign, of any other person;

     (y) EXSTREAM is not in material breach of any applicable law, ordinance, statute, regulation, by-law, order or decree of any kind whatsoever including, without limitation, any applicable securities laws;

     (z) all tax returns and reports of EXSTREAM that are required by law to have been filed have been filed and are substantially true, complete and correct and all taxes and other government charges of any kind whatsoever of EXSTREAM have been paid or disclosed in writing to E*Comnetrix before E*Comnetrix entered into this Agreement;

     (aa) EXSTREAM has not:

          (i) made any election under any applicable tax legislation with respect to the acquisition or disposition of any property at other than fair market value;

          (ii) acquired any property for proceeds greater than the fair market value thereof; or

          (iii)disposed of anything for proceeds less than the fair market value thereof;

     (bb) EXSTREAM has made all elections required to have been made under any applicable tax legislation in connection with any dividends or other distributions made by EXSTREAM and all such elections were true and correct and filed in the prescribed form and within the prescribed time period;

     (cc) adequate provision has been made for taxes payable by EXSTREAM for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers or other arrangements of any kind whatsoever providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax or governmental charge of any kind whatsoever by EXSTREAM;

     (dd) EXSTREAM does not have any contingent tax liabilities of any kind whatsoever, and there are no grounds which would prompt a reassessment of EXSTREAM, including for aggressive treatment of income or expenses in earlier tax returns filed;

     (ee) there are no amounts outstanding and unpaid for which EXSTREAM has previously claimed a deduction under any applicable tax legislation;

     (ff) EXSTREAM has made all collections, deductions, remittances and payments of any kind whatsoever and filed all reports and returns required by it to be made or filed under the provisions of all applicable statutes requiring the making of collections, deductions, remittances or payments of any kind whatsoever;

     (gg) Except as otherwise disclosed in writing on Schedule 4.2 (gg) there are no actions, suits, judgements, investigations or proceedings of any kind whatsoever outstanding, pending or known to be threatened against or affecting EXSTREAM at law or in equity or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever and there is no basis therefore;

     (hh) EXSTREAM has good and sufficient power, authority and capacity to enter into this Agreement and complete its respective transactions contemplated under this Agreement on the terms and conditions set forth herein;

     (ii) EXSTREAM has taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorise, validly and effectively, the entering into of, and the execution, delivery and performance of, this Agreement;

     (jj) this Agreement has been duly executed and delivered by EXSTREAM and, assuming the due authorisation, execution and delivery hereof by E*Comnetrix and the Shareholders, constitutes a legal, valid and binding obligation of EXSTREAM, enforceable against it in accordance with its terms subject to:

               (i) bankruptcy, insolvency, moratorium, reorganisation and other laws relating to or affecting the enforcement of creditors' rights generally; and

               (ii) the fact that equitable remedies,  including the remedies of specific performance and injunction, may only be granted in the discretion of a court;

     (kk) except as disclosed to E*Comnetrix, EXSTREAM is not under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licenses, certifications, authorisations or approvals of, or notifications to, any federal, state, municipal or local government or governmental agency, board, commission or authority are required to be obtained by EXSTREAM in connection with the execution, delivery or performance by EXSTREAM of this Agreement or the completion of any of the transactions contemplated herein, and complete and correct copies of any agreements under which EXSTREAM is obligated to request or obtain any such consent have been provided to E*Comnetrix;

     (ll) the execution and delivery of this Agreement, the performance of its obligations under this Agreement and the Completion will not:

          (i) conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, any of the Corporate Documents of EXSTREAM, or any of the terms of any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to which any of the EXSTREAM Group is a party or by which any of them is bound, or any judgement or order of any kind whatsoever of any court or administrative body of any kind whatsoever by which any of them is bound; nor

          (ii) result in the violation of any law or regulation applicable to any of the EXSTREAM Group;

     (mm) EXSTREAM has not incurred any liability for agency, brokerage, referral or finder's fees, commissions or compensation of any kind whatsoever with respect to this Agreement or any transaction contemplated under this Agreement; and

     (nn) the representations and warranties of the Shareholders contained in this Agreement disclose all material facts known to each of them specifically relating to the transactions contemplated under this Agreement which, so far as the Shareholders are aware, materially and adversely affect, or in the future may materially and adversely affect, their respective abilities to perform their respective obligations under this Agreement or the value of the EXSTREAM Shares or the Assets.

     (oo) EXSTREAM is in compliance in all material respects with all federal, state and municipal environmental laws and regulations (the
          "Environmental Laws"). The existing activities of EXSTREAM, its business and its prior uses and activities and the uses and activities of other property now or previously owned or operated by EXSTREAM, comply and at all times have complied with all Environmental Laws. EXSTREAM has filed all environmental reports and notifications required to be filed under applicable laws and regulations;

     4.3 In order to induce E*Comnetrix to enter into this Agreement and complete its transactions contemplated hereunder, each of the Shareholders represents and warrants to E*Comnetrix that, in respect of that Shareholder:

     (a) that Shareholder has good and sufficient power, authority and capacity to enter into this Agreement and complete the transactions contemplated under this Agreement on the terms and conditions set forth herein;

     (b) that Shareholder has taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorise, validly and effectively, the entering into of, and the execution, delivery and performance of, this Agreement;

     (c) this Agreement has been duly executed and delivered by that Shareholder and, assuming the due authorisation, execution and delivery hereof by E*Comnetrix, EXSTREAM and the other Shareholders, constitutes a legal, valid and binding obligation of that Shareholder, enforceable against it in accordance with its terms subject to:

          (i) bankruptcy, insolvency, moratorium, reorganisation and other laws relating to or affecting the enforcement of creditors' rights generally; and

          (ii) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court;

     (d) except as disclosed to E*Comnetrix, that Shareholder is not under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licenses, certifications, authorisations or approvals of, or notifications to, any federal, state, municipal or local government or governmental agency, board, commission or authority are required to be obtained by that Shareholder in connection with the execution, delivery or performance by that Shareholder of this Agreement or the completion of any of the transactions contemplated herein, and complete and correct copies of any agreements under which that Shareholder is obligated to request or obtain any such consent have been provided to E*Comnetrix;

     (e) the EXSTREAM Shares indicated in Recital A of this Agreement opposite his, her or its name are and will on the Closing Date immediately prior to Completion be validly issued and outstanding fully paid and non-assessable common shares of EXSTREAM registered in the name of, and legally and beneficially owned by, that Shareholder, free and clear of all voting restrictions, trade restrictions, liens, claims, charges or encumbrances of any kind whatsoever;

     (f) the Shareholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the E*Comnetrix Shares and is able to bear the economic risk of loss of the Shareholder's entire investment;

     (g) E*Comnetrix has provided to the Shareholder the opportunity to ask questions and receive answers concerning the terms and conditions of the issuance of the E*Comnetrix Shares and the Shareholder has had access to such information concerning E*Comnetrix as the Shareholder has considered necessary or appropriate in connection with the investment decision to acquire the E*Comnetrix Shares;

     (h) the Shareholder is acquiring the E*Comnetrix Shares for the Shareholder's own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the E*Comnetrix Shares in violation of applicable United States securities laws;

     (i) the Shareholder has not agreed to acquire the E*Comnetrix Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

     (j) The Shareholder understands and agrees that the E*Comnetrix Shares have not been and will not be registered under the 1933 Act, and the Shares are being offered and issued by E*Comnetrix to the Shareholder in reliance upon Rule 506 of Regulation D under the 1933 Act; and

     (k) upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the E*Comnetrix Shares will bear a legend in substantially the following form:

                    "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (C) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND

                    SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNISED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY."

     4.4 The representations and warranties of EXSTREAM and each of the Shareholders contained in this Agreement shall be true at the Time of Closing as though they were made at the Time of Closing, and they shall survive the Completion and remain in full force and effect thereafter for the benefit of E*Comnetrix.

     4.5  Each of the Shareholders acknowledges and agrees that:

          (a) the E*Comnetrix Shares have not been and will not be registered under the 1933 Act or the securities laws of any state of the United States or other jurisdiction and that the exchange contemplated hereby is being made in reliance on the Shareholder's representations and warranties regarding the circumstances required for an exemption from such registration requirements;

          (b) the issuance of the E*Comnetrix Shares has not been approved or disapproved by the United States Securities and Exchange Commission, any state securities agency, or any foreign securities agency, E*Comnetrix has no obligation to register the E*Comnetrix Shares under the 1933 Act;

          (c)  E*Comnetrix shares are registered under the Exchange Act; and

          (d) if the Shareholder decides to offer, sell or otherwise transfer any of the E*Comnetrix Shares, he will not offer, sell or otherwise transfer any of the E*Comnetrix Shares directly or indirectly, unless:

               (i)  the sale is to E*Comnetrix;

               (ii) the  sale  is  made  pursuant  to  the  exemption  from  the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "Blue Sky" laws;

               (iii)the E*Comnetrix  Shares are sold in a transaction  that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities, and he has prior to such sale furnished to E*Comnetrix an opinion of counsel to that effect reasonably satisfactory to E*Comnetrix; or

               (iv) The E*Comnetrix  shares are registered by E*Comnetrix  under the 1933 Act and all applicable state and other securities laws.

          (e) Shareholders have not traded in the common stock of E*Comnetrix and will refrain from trading in or selling short any shares in the common stock of E*Comnetrix or entering into any derivative transactions of same prior to the Closing Date.

     4.6 Each of the Shareholders consents to E*Comnetrix making a notation on its records or giving instructions to any transfer agent of E*Comnetrix to implement the restrictions on transfer set forth and described herein.

     4.7 Each of the Shareholders acknowledges and accepts that there may be material tax consequences to a Shareholder in respect of an acquisition or disposition of the E*Comnetrix Shares, and that E*Comnetrix gives no opinion and makes no representation with respect to the tax consequences to the Shareholder under United States, state, local or foreign tax law in respect of the Shareholder's acquisition or disposition of the E*Comnetrix Shares.

     4.8 In order to induce the Shareholders to enter into this Agreement and complete the transactions contemplated hereunder, E*Comnetrix represents and warrants to the Shareholders that, except as disclosed to EXSTREAM prior to the Effective Date:

     (a) E*Comnetrix was and remains duly incorporated and validly existing under the laws of Canada, and E*Comnetrix is in good standing with respect to all filings required by Industry Canada, the Canada Business Corporations Act and the British Columbia Securities Commission and as of the Effective date. As of the Effective Date E*Comnetrix has issued 10,899,277 common shares, no preferred shares and has outstanding 3,350,000 share purchase options and 250,000 stock appreciation rights;

     (b) the E*Comnetrix Shares to be issued on Completion will be, when issued, validly issued as fully paid and non-assessable;

     (c) E*Comnetrix has good and sufficient power, authority and capacity to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein;

     (d) E*Comnetrix has taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorise, validly and effectively, the entering into of, and the execution, delivery and performance of, this Agreement;

     (e) this Agreement has been duly executed and delivered by E*Comnetrix and, assuming the due authorisation, execution and delivery hereof by EXSTREAM and the Shareholders, constitutes a legal, valid and binding obligation of E*Comnetrix, enforceable against it in accordance with its terms subject to:

          (i) bankruptcy, insolvency, moratorium, reorganisation and other laws relating to or affecting the enforcement of creditors' rights generally; and

          (ii) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court;

     (f) E*Comnetrix is not under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licenses, certifications, authorisations or approvals of, or notifications to, any federal, state, municipal or local government or governmental agency, board, commission or authority are required to be obtained by E*Comnetrix in connection with the execution, delivery or performance by E*Comnetrix of this Agreement or the completion of any of the transactions contemplated herein, and complete and correct copies of any agreements under which E*Comnetrix is obligated to request or obtain any such consent have been provided to the EXSTREAM Group;

     (g) the execution, delivery and performance of this Agreement and each of the other agreements contemplated or referred to herein by E*Comnetrix, and the completion of the transactions contemplated hereby, will not constitute or result in a violation or breach of or default under:

          (i) any term or provision of any of the memorandum, articles or other constating documents of E*Comnetrix; or

          (ii) the  terms  of  any  indenture,   agreement  (written  or  oral),
               instrument or understanding or other obligation or restriction to which E*Comnetrix is a party or by which it is bound; or

          (iii)any term or provision of any licenses, registrations or qualifications of E*Comnetrix or any order of any court, governmental authority or regulatory body or any applicable law or regulation of any jurisdiction;

     (h) E*Comnetrix is a reporting issuer pursuant to the 1933 Act or the Exchange Act;

     (i) E*Comnetrix has made all filings with the U.S. Securities and Exchange Commission and all state securities regulators that it is required to make (the "Public Reports"), each of the Public Reports complies with United States securities laws in all material respects, and none of the Public Reports, as of their respective dates, contained any untrue statement of a material fact that would make the statements made therein, in light of the circumstances under which they were made, misleading;

     (j) E*Comnetrix's financial statements for the year ended 31 December 1999, March 31, 2000 and June 30, 2000 ("E*Comnetrix Financial Statements"), true copies of which are attached hereto as Schedule 4.8(j), have been prepared in accordance with generally accepted accounting principles, are true, correct and complete in all respects and present fairly the financial condition of E*Comnetrix as of the date thereof, including the assets and liabilities of E*Comnetrix as of the date thereof, and the expenses of E*Comnetrix for that fiscal period;

     (k) all financial transactions of E*Comnetrix have been recorded in the financial books and records of E*Comnetrix in accordance with good business practice, such financial books and records form the basis for the E*Comnetrix Financial Statements and the E*Comnetrix Financial Statements have been filed with the United States Securities Exchange Commission;

     (l) there are no actions, suits or proceedings, judicial or administrative (whether or not purportedly on behalf of E*Comnetrix) pending or, to the best of the knowledge of E*Comnetrix, threatened, by or against or affecting E*Comnetrix, at law or in equity, or before or by any court or any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and to the best of the knowledge of E*Comnetrix, there are no grounds on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success;

     (m) Subsequent to the respective dates as of which information is given in the Public Reports and E*Comnetrix Financial Statements there has been no material adverse change, or any fact known to E*Comnetrix, nor has any agreement been entered into with any officer, director or insider of the company, and not disclosed to the Shareholders that could reasonably be expected to result in a material adverse change in the business or financial condition of E*Comnetrix except as set forth in Schedule 4.8(m) and the documents listed therein (the "Documents") and except as disclosed in the Public Reports and Schedule 4.8(m), there is no litigation or governmental proceeding to which E*Comnetrix is a party or to which any property of E*Comnetrix is subject or that is pending or, to the best of the knowledge of E*Comnetrix, contemplated against E*Comnetrix that might result in any material adverse change in the business or financial condition of E*Comnetrix. Shareholders acknowledge and agree they have been provided reasonable access to the Documents prior to the Completion;

     (n) E*Comnetrix has not declared or paid any dividend or made any other distribution on any of its shares of any class, or redeemed or purchased or otherwise acquired any of its shares of any class, or reduced its authorized capital or issued capital, or agreed to do any of the foregoing;

     (o) E*Comnetrix is not subject to any obligation to make any investment in or to provide funds by way of loan, capital contribution or otherwise to any person;

     (p) to the best of its knowledge, E*Comnetrix is not in violation of any federal, state, municipal or other law, regulation or order of any government or governmental or regulatory authority, domestic or foreign;

     (q) the representations and warranties and other factual statements of E*Comnetrix contained in this Agreement, and all information in the Schedules hereto, taken as a whole, do not contain any false statement of material fact or omit to state a material fact necessary to prevent the statements made herein and therein from being misleading; and

     (r) to the best of the knowledge of E*Comnetrix, there are no proceedings or investigations outstanding or threatened by any securities regulatory authority against E*Comnetrix, its directors, officers or shareholders, and there is no circumstance which exists which could reasonably be expected to lead to an investigation against E*Comnetrix, its directors, officers or shareholders; and

     (s) E*Comnetrix has received a signed release from each Shareholder who is a party to this Agreement in the form set forth in Schedule 6.1(f).

     4.9 The representations and warranties of E*Comnetrix contained in this Agreement shall be true at the Time of Closing as though they were made at the Time of Closing, and they shall survive the Completion and remain in full force and effect thereafter for the benefit of the Shareholder.

5.       INDEMNITIES

     5.1 Indemnities

          (a) Notwithstanding the completion of the transactions contemplated under this Agreement or E*Comnetrix's Investigation, the representations, warranties and acknowledgements of any of the Shareholders contained in this Agreement or any certificates or documents delivered by any of them pursuant to this Agreement shall survive the Completion and shall continue in full force and effect thereafter for the benefit of E*Comnetrix. If any of the representations, warranties or acknowledgements given by any of the Shareholders is found to be untrue or there is a breach of any covenant or agreement in this Agreement on the part of any of the EXSTREAM Group, then the party or parties responsible for any misrepresentation or breach of warranty, acknowledgement, covenant or agreement shall jointly and severally indemnify and save harmless E*Comnetrix from and against any and all liability, claims, debts, demands, suits, actions, penalties, fines, losses, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis), damages and expenses of any kind whatsoever which may be brought or made against E*Comnetrix by any person, firm or corporation of any kind whatsoever or which may be suffered or incurred by E*Comnetrix, directly or indirectly, arising out of or as a consequence of any such misrepresentation or breach of warranty, acknowledgement, covenant or agreement. Without in any way limiting the generality of the foregoing, this shall include any loss of any kind whatsoever which may be suffered or incurred by E*Comnetrix, directly or indirectly, arising out of any material assessment or reassessment levied upon EXSTREAM for tax, interest and/or penalties relating to any period of business operations up to and including the Closing Date and all claims, demands, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis) and expenses of any kind whatsoever in respect of the foregoing.

          (b) Notwithstanding the completion of the transactions contemplated under this Agreement or any investigation by the Shareholders, the representations, warranties and acknowledgements of E*Comnetrix contained in this Agreement or any certificates or documents delivered by E*Comnetrix pursuant to this Agreement shall survive the Completion and shall continue in full force and effect thereafter for the benefit of the Shareholders. If any of the representations, warranties or acknowledgements given by E*Comnetrix is found to be untrue or there is a breach of any covenant or agreement in this Agreement on the part of E*Comnetrix, then E*Comnetrix shall indemnify and save harmless the Shareholders from and against any and all liability, claims, debts, demands, suits, actions, penalties, fines, losses, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis), damages and expenses of any kind whatsoever which may be brought or made against the Shareholders by any person, firm or corporation of any kind whatsoever or which may be suffered or incurred by the Shareholders, directly or indirectly, arising out of or as a consequence of any such misrepresentation or breach of warranty, acknowledgement, covenant or agreement. Without in any way limiting the generality of the foregoing, this shall include any loss of any kind whatsoever which may be suffered or incurred by the Shareholders, directly or indirectly, arising out of any material assessment or reassessment levied upon E*Comnetrix for tax, interest and/or penalties relating to any period of business operations up to and including the Closing Date and all claims, demands, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis) and expenses of any kind whatsoever in respect of the foregoing. Subject to any regulatory approval that may be required, each of the Shareholders may elect to receive in lieu of a cash settlement, common shares at the simple average closing price for the common shares of E*Comnetrix for the 30 trading days preceding the date of any award ordered by a court pursuant to this indemnity.

     5.2 With the exception of claims based on fraud or intentional misrepresentation, the indemnification obligations of each of the Shareholders shall not exceed the E*Comnetrix Shares received by such Shareholder in exchange for such Shareholder's EXSTREAM Shares pursuant to

Section 1.1 of this Agreement and the satisfaction of such indemnification obligations shall be accomplished on a pro rata basis among parties involved in any misrepresentation or breach of warranty, acknowledgement, covenant or agreement as to their Exchange Shares issued pursuant to Section 1.1 of this Agreement.

6.       CLOSING

     6.1  At  the  Time  of  Closing,   the  EXSTREAM  Group  shall  deliver  to
E*Comnetrix:

     (a) certified true copies of the resolutions of the directors of EXSTREAM evidencing that the directors of EXSTREAM have approved this Agreement and all of the transactions of EXSTREAM contemplated hereunder, specifically referring to:

          (i) the exchange and transfer of the EXSTREAM Shares from the Shareholders to E*Comnetrix as provided for in this Agreement;

          (ii) the cancellation of the share certificates (the "Old Share Certificates") representing the EXSTREAM Shares held as set forth in Recital A of this Agreement; and

          (iii)the  issuance  of  a  new  share   certificate  (the  "New  Share
               Certificate") representing the EXSTREAM Shares registered in the name of E*Comnetrix;

     (b)  the Old Share Certificates;

     (c)  the New Share Certificate;

     (d)  all minute books and seals of EXSTREAM;

     (e)  all  original  and  duplicate  certificates   evidencing  registration
          anywhere in the world of any interest in tangible or intangible property included in the Assets;

     (f) releases in the form of Schedule 6.1(f) to this Agreement (the "Releases") from each of the Shareholders of all claims against EXSTREAM for outstanding amounts owing by EXSTREAM on account of any loans, bonuses, reimbursements, compensation, fees, royalties, dividends or other consideration whatsoever;

     (g) certificates of confirmation and investor certificates from each of the Shareholders, in the form of Schedule 6.1(g) to this Agreement;

     (h)  the Escrow Agreement; and

     (i)  any other  materials  that are,  in the opinion of the  attorneys  for
          E*Comnetrix,   reasonably   required  to  complete  the   transactions
          contemplated under this Agreement.

     6.2 At the Time of Closing, E*Comnetrix shall deliver to the solicitors for the Shareholders:

     (a) true copies of the resolutions of the directors of E*Comnetrix, evidencing that the directors of E*Comnetrix have approved this Agreement and all of the transactions of E*Comnetrix contemplated hereunder, including the issuance of the E*Comnetrix Shares in exchange for the EXSTREAM Shares;

     (b) a certificate of confirmation signed by a director or officer of E*Comnetrix in the form of Schedule 6.2(c) to this Agreement.

     6.3 Within ten business days subsequent to the Time of Closing E*Comnetrix shall deliver to the solicitors for the Shareholders:

     (a) share certificates representing the E*Comnetrix Shares registered in the names of the Shareholders as jointly directed by the Shareholders in writing; and

     (b) share certificates representing the E*Comnetrix Shares registered in the name of the Escrow Agent, as provided for in Section 5.2.


7.       GENERAL

     7.1 Time and each of the terms and conditions of this Agreement shall be of the essence of this Agreement and any waiver by the parties of this paragraph
7.1 or any failure by them to exercise any of their rights under this Agreement shall be limited to the particular instance and shall not extend to any other instance or matter in this Agreement or otherwise affect any of their rights or remedies under this Agreement.

     7.2 The Schedules to this Agreement incorporated by reference and the recitals to this Agreement constitute a part of this Agreement.

     7.3 This Agreement constitutes the entire Agreement between the parties hereto in respect of the matters referred to herein and there are no representations, warranties, covenants or agreements, expressed or implied, collateral hereto other than as expressly set forth or referred to herein.

     7.4 The headings in this Agreement are for reference only and do not constitute terms of the Agreement.

     7.5 The provisions contained in this Agreement which, by their terms, require performance by a party to this Agreement subsequent to the Closing Date of this Agreement, shall survive the Closing Date of this Agreement.

     7.6 No alteration, amendment, modification or interpretation of this Agreement or any provision of this Agreement shall be valid and binding upon the parties hereto unless such alteration, amendment, modification or interpretation is in written form executed by the parties directly affected by such alteration, amendment, modification or interpretation.

     7.7 Whenever the singular or masculine is used in this Agreement the same shall be deemed to include the plural or the feminine or the body corporate as the context may require.

     7.8 The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as any party may, either before or after the Closing Date, reasonably require in order to carry out the full intent and meaning of this Agreement.

     7.9 Any notice, request, demand and other communication to be given under this Agreement shall be in writing and shall be delivered by hand to the appropriate party at the address as first set out above or to such other addresses or by such other means as may be designated in writing by the parties hereto in the manner provided for in this paragraph, and shall be deemed to have been received on the date of delivery by hand, or if delivered by e-mail or telecopy, then on the date transmission completes.

     7.10 This Agreement shall be subject to, governed by, and construed in accordance with the laws of the State of California, and the parties attorn to the non-exclusive jurisdiction of the courts of the State of California for the resolution of all disputes arising under this Agreement.

     7.11 This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals as of the Effective Date:


                                              )
SIGNED, SEALED & DELIVERED                    )
by Joseph Karwat in the presence of:          )    /s/ Joseph Karwat
                                              )   ------------------------------
Signature of Witness                          )   Joseph Karwat
Name:                                         )
       -----/s/ [Illegible]---------------    )
Address:                                      )
          --------------------------------    )
                                              )
------------------------------------------    )
Occupation:                                   )
             -----------------------------    )


SIGNED, SEALED & DELIVERED by                 )
Jacob Butcher in the presence of:             )
                                              )
___/s/ Britt Park___                          )    /s/ [Illegible]
Signature of Witness                          )   ------------------------------
                                              )   Jacob Butcher
Name:    Britt Park                           )
       -----------------------------------    )
Address:  2933 Granite Street Rd.             )
          --------------------------------    )
    Scott Valley, CA                          )
------------------------------------------    )
Occupation:    Engineer                       )
             -----------------------------    )


SIGNED, SEALED & DELIVERED by                 )
Robert Dumper in the presence of:             )
                                              )   /s/ R. Dumper
Signature of Witness                          )   ------------------------------
                                              )   Robert Dumper
Name:   /s/ [Illegible]                       )
       -----------------------------------    )
Address:                                      )
          --------------------------------    )
                                              )
------------------------------------------    )
Occupation:                                   )
             -----------------------------    )

SIGNED, SEALED & DELIVERED by                 )
Golda Gorokin Morganster in the presence of:  )
                                              )
/s/ Cindi Norton                              )
Signature of Witness                          )    /s/ Golda Gorokin Morganster
                                              )   ------------------------------
                                              )   Golda Gorokin Morganster
Name:   Cindi Norton                          )
       -----------------------------------    )
Address:    3290 Monroe Ave                   )
          --------------------------------    )
   Rochester, NY 14618                        )
------------------------------------------    )
Occupation:     Banker                        )
             -----------------------------    )


SIGNED, SEALED & DELIVERED by                 )
Robert Hoffman in the presence of:            )
                                              )
/s/ Stephanie Bridges                         )    /s/ Robert Hoffman
Signature of Witness                          )   ------------------------------
                                              )   Robert Hoffman
Name:      Stephanie Bridges                  )
       -----------------------------------    )
Address:    1701 South Elena Ave              )
          --------------------------------    )
       Redondo Beach, CA 90277                )
------------------------------------------    )
Occupation:    Personal Banking Officer       )
             -----------------------------    )



SIGNED, SEALED & DELIVERED by                 )
Harrison Design Group in the presence of:     )
                                              )
Signature of Witness                          )   ------------------------------
                                              )   Harrison Design Group
Name:                                         )
       -----------------------------------    )
Address:                                      )
          --------------------------------    )
                                              )
------------------------------------------    )
Occupation:                                   )
             -----------------------------    )


SIGNED, SEALED & DELIVERED by                 )
Alec Karlson in the presence of:              )
                                              )
/s/ Patricia A. LaClaire                      )    /s/ Alec Karlson
Signature of Witness                          )   ------------------------------
                                              )   Alec Karlson
Name:    Kennedy Space Center                 )
       -----------------------------------    )
Address:   Federal Credit Union               )
          --------------------------------    )
415 Fortenberry Road, Merritt Island,FL 32952 )
------------------------------------------    )
Occupation:   Supervisor                      )
             -----------------------------    )

SIGNED, SEALED & DELIVERED by                 )
Eric Karlson in the presence of:              )
                                              )
/s/ [Illegible]                               )    /s/ Eric Karlson
Signature of Witness                          )   ------------------------------
                                              )   Eric Karlson
Name:                                         )
       -----------------------------------    )
Address:                                      )
          --------------------------------    )
                                              )
------------------------------------------    )
Occupation:                                   )
             -----------------------------    )


SIGNED, SEALED & DELIVERED by                 )
James Moore in the presence of:               )

/s/ [Illegible]                               )  /s/ James Moore
Signature of Witness                          )   ------------------------------
                                              )   James Moore
Name:       Justine Correa                    )
       -----------------------------------    )
Address:    2050 Wilbur Ave                   )
          --------------------------------    )
         San Diego, CA 92109                  )
------------------------------------------    )
Occupation:     Engineer                      )
             -----------------------------    )


SIGNED, SEALED & DELIVERED by                 )
William Perell in the presence of:            )
                                              )
Signature of Witness                          )   ------------------------------
                                              )   William Perell
Name:                                         )
       -----------------------------------    )
Address:                                      )
          --------------------------------    )
                                              )
------------------------------------------    )
Occupation:                                   )
             -----------------------------    )


SIGNED, SEALED & DELIVERED by                 )
William Reed in the presence of:              )
                                              )     /s/  [Illegible]
Signature of Witness                          )   ------------------------------
                                              )   William Reed
Name:     /s/  [Illegible]                    )
       -----------------------------------    )
Address:                                      )
          --------------------------------    )
                                              )
------------------------------------------    )
Occupation:                                   )
             -----------------------------    )

EXECUTED by Exstream Data, Inc. by:
                                              )
    /s/ Joseph Karwat                         )
----------------------------------------      )                        cs
Name: Joseph Karwat                           )
Title:President                               )
                                              )
________________________________________      )
Name:___________________________________      )
Title:__________________________________      )




EXECUTED by E*Comnetrix Inc.                  )
                                              )
by:   /s/  [Illegible]                        )
------------------------------------          )
Mark Smith                                    )
President                                     )
                                              )
                                              )
                                              )

Schedule A - Shareholders of Exstream

Name                     Address                                                  Shares  Percentage

Jacob Butcher            326 Camille Court, Apt #2 Mountain View CA 94040          2,000   00.35%
Robert Dumper            51 Stark Knoll Place, Oakland, CA 94618                  12,000   02.10%
Golda Morganster         2505 East Ave., Apt# 508, Rochester, NY 14610             6,800   01.19%
Robert Hoffman           109 Via Sevilla, Redondo Beach, CA 90277                  5,000   00.88%
Harrison Design Group    665 Chestnut Street, 3rd Floor, San Francisco, CA 94133   8,000   01.40%
Alec Karlson             8433 South Side Blvd. Apt # 1814, Jacksonville, FL 32256    400   00.07%
Eric Karlson             617 Baywood Road, Alameda, CA 94502                      48,000   08.42%
Joseph Karwat            1868 Drake Street, Oakland, CA 94611                    328,972   57.68%
James Moore              868 Beryl Street, San Diego, CA 92109                     2,000   00.35%
William Perell           2 Casa Way, Ste. 205, San Francisco, CA 94123            47,453   08.32%
William G. Reed          935 Blemer Road, Danville, CA 94526                     109,692   19.23%


Schedule B - Stock Options of Exstream


Options      Name         Exercise Price      Expiry Date       Vesting Date

2852         Bass            $5.25               7/1/03            7/1/01
500          Chesley         $5.25               7/1/03            7/1/01
500          Dalton          $5.25               7/1/03            7/1/01
1000         Dumper          $3.50               12/31/01          vested
500          Gluskin         $5.25               7/1/03            7/1/01
1000         Goren           $5.25               7/20/03           7/1/01
2800         Karlson         $2.50               12/31/02          vested
16000        Karlson         $2.50               12/31/02          vested
5703         Lehman          $3.50               6/26/03          12/30/00
2000         Lehman          $5.25               7/1/05            7/1/01
1000         Mason           $5.25               7/1/03            7/1/01
500          Mason           $5.25               7/1/05            7/1/01
500          McCaffery       $5.25               9/20/03           7/1/01
500          Moore           $5.25               9/30/03           7/1/01
500          O'Donnal        $5.25               8/2/03            7/1/01
500          Riley           $5.25               7/1/03            7/1/01
500          Steverson       $5.25               7/1/03            7/1/01
500          Valencia        $5.25               7/1/03            7/1/01
1000         Van Dyke        $5.25               7/20/03           7/1/01

Schedule C

Name                Escrowed Shares

Jacob Butcher           5,438
Robert Dumper          32,630
Golda Morganster       18,490
Robert Hoffman         13,596
Alec Karlson            1,088
Eric Karlson          130,520
Joseph Karwat         894,529
James Moore             5,438
William Reed          298,271